Exhibit 99.1

6.4.2017

To the Stockholders of GSV Capital:

We launched GSV Capital Corp. (GSVC or GSV Capital) in 2011 to provide public investors with access to the world’s leading VC-backed private companies. Driven by fundamental structural changes in the IPO market and in the characteristics of companies going public today, the opportunity that was historically available for investors to ride an emerging company’s value creation from small to medium to large at the time of its IPO has all but been abolished. Today, dramatic value creation is occurring in the private market with only a handful of investors able to participate.

As a liquid, publicly traded stock, GSVC is a unique vehicle that enables public investors to access this attractive asset class, which has traditionally been limited to select venture capital firms and institutional investors. As of March 31, 2017, GSV Capital’s top three positions were Palantir, Spotify, and Dropbox, accounting for approximately 28% of the total portfolio at fair value, excluding treasuries. GSVC’s top 10 positions accounted for approximately 60% of the portfolio.

Top 3 Investments as of March 31, 2017 $ in millions (rounded)

	Company	Notable Investors	Fair Value	% of Portfolio

1		Founders Fund, In-Q-Tel, Tiger Global	$39.1	14.4%

2		KPCB, Accel, Founders Fund, Fidelity, Goldman Sachs, DST Global, TCV	$19.6	7.2%

3		Sequoia, Accel, Benchmark, Index Ventures, IVP, Greylock, Goldman Sachs, T. Rowe Price, BlackRock	$17.1	6.3%

		Total (rounded)	$75.8	28.0%

Please refer to Appendix A on page 31 for further detail about each company.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	1

6.4.2017

Our core thesis is that growth drives enterprise value, and accordingly, our focus remains on building a portfolio of the most dynamic, rapidly growing, late-stage private companies. With GSVC’s common stock trading at approximately 50% of NAV as we publish this letter, we continue to see a great risk-reward opportunity for our stockholders based on the strong momentum behind our top positions and an improving IPO environment that is showing signs of life.

We believe that the fundamentals that sparked the launch of GSV Capital are as prevalent today as they were in 2011, namely:

•	There has been a 73% reduction in IPOs per year in the period from 2001 to 2016 (108), compared to the period from 1990 to 2000 (406), and the median time to IPO from initial VC investment has increased from three years in 2000 to approximately ten years today.[1]

•	At the same time, digital infrastructure created over the last 20 years, including 3.4 billion internet users and 2.6 billion smartphone users, has unlocked unprecedented opportunities to rapidly create and scale global businesses with outsized market values.[2]

•	As blue chip private enterprises follow a longer timeline to liquidity, GSV Capital is a unique public investment vehicle targeting companies with significant growth and-value creation potential.

•	GSV Capital has demonstrated the ability to access shares in private companies backed by premier venture capital firms, including Benchmark, Kleiner Perkins, Andreessen Horowitz, IVP, NEA, and Sequoia. We believe a strong, well-networked investor base creates unfair advantages for emerging growth companies, including superior access to talent, counsel, and strategic partnership opportunities, as well as greater visibility into follow-on financings.

1 University of Florida (Professor Jay Ritter, Cordell Professor of Finance, 2016), National Venture Capital Association (NVCA)

2 KPCB Internet Trends Report 2017, Ericsson

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	2

6.4.2017

•	We believe that shares in GSV Capital currently provide the “double play” opportunity of high underlying asset growth coupled with a significantly discounted price-to-shares versus NAV. Currently, as of the end of the first quarter of 2017, NAV was $8.83 and the share price was $4.57, approximately a 50% discount. Additionally, the year-over-year revenue growth of the portfolio exceeds 100% — a key driver of long term enterprise value. Moreover, an improving IPO environment is a positive signal as historically, leading portfolio positions with a runway to a public offering have been a positive catalyst for GSVC’s stock.

YEAR IN REVIEW

In 2016, we made important progress with respect to our goal of assembling a portfolio of the world’s most dynamic, VC-backed private companies — from new investments to portfolio construction and strengthening the GSV Capital platform.

•	GSV Capital invested in the following companies in the year ended December 31, 2016:[3]

-	Snap ($4.0 million invested in FY 2016): Founded in 2011, Snap, the parent company of Snapchat, is emerging as one of the most engaging social and digital media platform for Millennials. Today, the company has well over 166 million daily users sending nearly 35,000 “Snaps” per second and watching 10+ billion videos per day, up from just two billion in May 2015. Users spend nearly 30 minutes on the app per day and over 60% share new content every day. On March 2, 2017, Snap completed a $3.4 billion IPO, pricing above the range and currently trades at an approximately 23% premium to the IPO pricing. According to Nasdaq, this was the largest public offering for a U.S. technology company since Facebook listed in 2012. Notably, NBCUniversal invested $500 million in the IPO, which we believe signals an increasing focus on Snap as a distribution and growth engine for traditional media businesses.

3 Investments shown represent a minimum aggregate $2 million 2016 investment. All amounts shown are approximate.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	3

6.4.2017

-	Lytro ($3.0 million invested in FY 2016): With its groundbreaking “Light Field” technology, Lytro is transforming the way digital content is created, from images to videos and, ultimately, virtual reality. Rather than capturing a flat, two-dimensional image through a standard camera, Lytro captures every ray of light in a frame. With this data, Lytro creates highly accurate three-dimensional models of entire environments. It makes the real world work much more like computer graphics, giving artists unprecedented design capability and flexibility while saving costs. To paraphrase Marc Andreessen, Lytro is software “eating” cameras and imaging. The company is backed by Andreessen Horowitz, Greylock, NEA, and Allen & Company.

-	Curious ($2.0 million invested in FY 2016): Curious is a life-long learning platform that Forbes has described as the, “Netflix for learning.” With over 25,000 lessons on virtually any topic, Curious helps people master new skills — from how to play the banjo to business communication. Increasingly, Curious is showing traction with bite-sized “invisible” learning, whether it’s the one million people reading the Daily Curio, watching brief lessons, or completing brain teasers, all resulting in points added to their knowledge portfolio. The company’s learning engine is powered by leading cognitive science research, which demonstrates that people who stretch their brain for as little as 15 minutes per day are happier, healthier, and more productive. In addition to GSV Capital, Curious is backed by Redpoint Ventures.

-	OZY Media ($2.0 million invested in FY 2016): Led by CEO Carlos Watson, a former CNN and MSNBC commentator, Ozy is a next generation multi-channel media business that delivers information about what’s new and next to more than 25 million people per month — an audience larger than the Economist, New Yorker, or Politico. Ozy is creating a powerful business model based on a three-legged stool — Digital News/Magazine Content, Events, and TV. In September 2016, OZY partnered with PBS to premiere a primetime program called “The Contenders – 16 for ’16,” an 8-part documentary series dissecting the most dramatic presidential campaigns in U.S. history. OZY is backed by leading German media company Axel Springer, as well as Emerson Collective and SV Angel.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	4

6.4.2017

2016 GSVC Investments* $ in millions (rounded)

	Company	Notable Investors	Investment	% of Portfolio** (as of 3/31/17)

1		Sequoia, Benchmark, KPCB, IVP, Fidelity, T. Rowe Price, General Atlantic, General Catalyst, Coatue	$4.0	2.2%

2		Andreessen Horowitz, Greylock, NEA, Allen & Company, Blue Pool Capital, Qualcomm Ventures	$3.0	4.0%

3		Redpoint Ventures	$2.0	3.6%

4		Axel Springer, Emerson Collective, SV Angel	$2.0	3.9%

		Total (rounded)	$11.0	13.7%

*Investments shown represent a minimum aggregate $2 million 2016 investment

**Percentage of GSV Capital portfolio at fair value, excluding Treasuries

Note: Please refer to Appendix D on page 50 to see a complete list of GSV Capital's investments made in fiscal year 2016.

•	Beyond new investments, we took several steps in 2016 to hone the GSV Capital portfolio around top positions and emerging names:

-	GSV Capital sold shares in portfolio companies resulting in $2.4 million of net realized losses in the year ended December 31, 2016. Exits from Upwork, Bloom Energy, and Gilt Groupe — positions that had been substantially marked down prior to exit — generated the losses.

-	We also sold shares in Lyft in 2016, resulting in a $4.4 million realized gain. While we were pleased to monetize a portion of our investment in a private transaction at an attractive return, GSV Capital continues to hold a $7.3 million position in the company at fair value as of March 31, 2017. We remain bullish on Lyft’s progress, momentum, and market opportunity.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	5

6.4.2017

Full Year 2016 Realized Gains + Losses

Company	Realized Gains + (Losses)	IRR*

Lyft	$4,430,220	48.0%

Twitter	$306,603	0.5%

Upwork	$(77,819)	(12.6)%

Bloom Energy	$(882,162)	(5.9)%

Gilt Groupe	$(6,165,173)	(46.0)%

*IRRs are calculated based on the cash flow returns generated and corresponding dates of realized gains or losses that occurred in FY 2016. GSVC made partial sales of Lyft in 2016, and still holds the position as of 3/31/17.  All other positions above were liquidated or written off during FY 2016.

-	At the end of 2016, we applied GSV Capital’s rigorous valuation process against an environment where it has been increasingly challenging to finance non-“Unicorn” companies. As PwC has indicated in its Q1 2017 MoneyTree report, despite high profile financings for Uber ($5.6 billion), Snap ($1.8 billion), and Slack ($200 million) in 2016, VC investments in “Expansion Stage” and “Later Stage” deals were down 12% and 35% respectively for the year. Recent examples of this dynamic in the GSV Capital portfolio include a near complete write-down of our investment in PayNearMe in the fourth quarter of 2016 and a write-off of our investment in Beamreach Solar in the first quarter of 2017. GSV Capital recorded additional write-offs in the first quarter of 2017 on several positions that had been written down substantially over previous quarters. Realized losses on write-offs in Q1 2017 totaled approximately $24.7 million. Moving forward, we will continue to monitor our positions as we aim to concentrate the GSV Capital portfolio around our top names. We have focused intently to clear out troubled investments, which is reflected by these write offs.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	6

6.4.2017

Q1 2017 Write-Offs

Company	Realized Loss

Beamreach Solar	$(14,272,840)

Orchestra One	$(4,959,614)

Cricket Media	$(2,448,959)

AlwaysOn	$(1,903,414)

Jawbone	$(793,152)

EarlyShares	$(312,438)

*IRRs are calculated based on the cash flow returns generated and corresponding dates of realized gains or losses that occurred in Q1 2017.

•	As part of the ongoing steps we are taking to strengthen the GSV Capital platform, in the first quarter of 2017, we announced the addition of two new members to the GSVC Board of Directors with significant investment and asset management experience.

-	David Pottruck is the former CEO of Charles Schwab, which he guided from a $400 million value business to $45 billion. Today, David is the Chairman of Red Eagle Ventures and he is a 17-year board member at Intel. David is also the Chairman of Hightower Advisors, a $35 billion wealth management firm he helped launch in 2008. He officially joined the Board on May 31, 2017.

-	Marc Mazur is the former CEO of Brevan Howard U.S. Asset Management. Before that, Marc was an executive at Goldman Sachs in its Fixed Income division for over a decade, and today he serves as a Senior Advisor to Brightwood Capital, a multi-fund asset manager with over $3 billion under management. Marc officially joined the Board on March 17, 2017.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	7

6.4.2017

•	While we were disappointed to record fourth quarter 2016 and first quarter 2017 write-downs, we are very encouraged by a distinct opportunity set that is materializing for GSV Capital. It starts with the portfolio, where average revenue growth was 110% in 2016 – the fourth consecutive year above 100%.[4]

PORTFOLIO SNAPSHOT

Net assets totaled approximately $196 million, or $8.83 per share, as of March 31, 2017, versus approximately $192 million, or $8.66 per share at December 31, 2016. This compares to a NAV of $268.0 million, or $12.08 per share on December 31, 2015.

As of March 31, 2017, GSV Capital held positions in 39 portfolio companies with an aggregate fair value of $270.7 million. Our focus is on reducing the the number of portfolio companies and increasing the size of core positions. GSV’s top 10 positions accounted for approximately 60% of the total portfolio at fair value, excluding treasuries as of March 31, 2017. Our three largest investments — Palantir, Spotify, and Dropbox – represented 28% of the portfolio.

4 Average GSV Capital portfolio company YoY revenue growth based on portfolio company reports and GSV Capital estimates

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	8

6.4.2017

Top 10 Investments as of March 31, 2017 $ in millions (rounded)

	Company	Fair Value	% of Portfolio

1	Palantir Technologies	$39.1	14.4%

2	Spotify	$19.6	7.2%

3	Dropbox	$17.1	6.3%

4	General Assembly	$15.1	5.6%

5	JAMF	$14.9	5.5%

6	Coursera	$14.5	5.4%

7	Lytro	$10.9	4.0%

8	Course Hero	$10.5	3.9%

9	OZY Media	$10.5	3.9%

10	Chegg	$10.0	3.7%

	Total (rounded)	$162.1	59.9%

Please refer to Appendix A on page 31 for further detail about each company.

Over 93% of the GSV Capital portfolio is “B Round” or later as of March 31, 2017. We continue to see an enormous opportunity to invest in growth stage, VC-backed private companies — many of which would have been small cap IPOs in decades past.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	9

6.4.2017

93% of the GSV Capital Portfolio is “B Round” or Later

GSV Capital Portfolio Distribution by Investment Stage

Figures are based upon the fair value of each holding as of March 31, 2017. These values are divided by the net assets of GSV Capital as of March 31, 2017.

When GSV Capital was launched, we expected that the majority of our investments would be secondary transactions. And in fact, some of our portfolio's most recognizable names — such as Facebook, Twitter, Dropbox, Spotify, and Palantir — were almost entirely secured through secondaries. But we have also found great opportunities to invest in primary rounds alongside premier institutional investors.

We are agnostic in terms of whether we invest in secondaries or primaries. Our goal is simply to invest in the top private companies in the world at a fair price. While primaries offer certain benefits, including formal information access, GSVC’s deep experience with secondaries creates advantages in terms of access, diligence, and timing.

Given that investing in secondary shares can be more challenging for many investors, we believe it presents an opportunity for GSVC to secure better pricing, which can help drive superior returns. Accordingly, we expect to have an increasing percentage of the portfolio originate from secondary transactions.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	10

6.4.2017

GSV Capital Portfolio Distribution by Primary + Secondary Investment

Figures are based upon the fair value of each holding as of March 31, 2017. These values are divided by the net assets of GSV Capital as of March 31, 2017.

Investment Themes

Megatrends are powerful technological, economic, and social forces that develop from a groundswell (early adoption), move into the mainstream (mass market), and ultimately drive broad changes to societies, industries, and entire economies (mature market). Change unlocks opportunities for entrepreneurs, and we believe that a disproportionate number of transformational businesses are created where megatrends converge with growth sectors of the economy.

GSV Capital has developed five core investment themes that are focused on these areas of convergence to identify the “Stars of Tomorrow”… the fastest-growing, most dynamic companies in the world.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	11

6.4.2017

1.	Education Technology (36.6% of Portfolio Fair Value as of 3/31/17):

-	Summary: In a Knowledge Economy and Global Marketplace, education is the critical difference-maker for individuals, companies, and ultimately, countries. As rapid advances in Artificial Intelligence and Robotics accelerate the pace of automation across industries, the education imperative is growing more acute. Researchers from the University of Oxford have projected that 47% of American jobs are at “high risk” of being automated in the next 20 years and McKinsey estimates that 12 million U.S. “middle skill” jobs will be eliminated by 2025. In a world with smart machines, you can no longer fill up your “knowledge tank” until age 25 and cruise through life. To participate in the future, people will need to refill their knowledge tanks continuously. The flip-side of technology disruption is that ubiquitous internet connectivity, smartphones, and powerful big data applications enable highly effective, rapid scale education platforms to attract millions of students in a short period of time — what we call “Weapons of Mass Instruction.”

-	Next Up: NETwork Effects Businesses — education and talent platforms connecting people (supply side), learning opportunities, and employment (demand side)

2.	Cloud + Big Data (34.2% of Portfolio Fair Value as of 3/31/17)

-	Summary: According to the MIT Technology Review, by 2020, 1.7 megabytes of new information will be created every second for every human being on the planet. To put that in perspective, in 1969, we sent astronauts to the moon and back using computers with only 2 kilobytes (0.002 megabytes) of memory. At the same time, organizations are struggling to make use of abundant new sources of information. EMC projects that less than 5% of target-rich data is analyzed today, let alone used. Powerful software analytics and connected devices are creating massive opportunities for innovative companies that are attacking a global Big Data and Business Analytics market that is forecasted by IDC to surpass $200 billion by 2020.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	12

6.4.2017

-	Next Up: Artificial Intelligence, Machine Learning, Cloud Robotics, Blockchain

GSV Capital Portfolio Distribution by Sector/Theme

Figures are based upon the fair value of each holding as of March 31, 2017. These values are divided by the net assets of GSV Capital as of March 31, 2017.

3.	Social Mobile (17.6% of Portfolio Fair Value as of 3/31/17):

-	Summary: In 2008, the average American spent 2.7 hours per day on digital media.[5] Today we spend 3.1 hours per day on smartphones alone — more time than we used to spend on desktops, laptops, mobile, and other connected devices combined. Over 87% of Millennials sleep with their smartphones and 97% U.S. high school and college students would rather lose every other possession before giving up their smartphone.[6] Snapchat now reaches 45% of U.S. 18-34-year olds, which is 9x greater than the top 15 TV networks combined. Social everything — entertainment, communication, collaboration, shopping, education, and healthcare — is the future and it is going to be done anytime, anywhere on mobile devices.[7]

5 KPCB (Internet Trends Report 2017)

6 Chegg (2015 Student Survey)

7 Snap (Public Disclosures)

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	13

6.4.2017

-	Next Up: Digital Doctors, Connected Homes, Digital Assistants/Personal “Operating Systems”

4.	Marketplaces (10.1% of Portfolio Fair Value as of 3/31/17):

-	Summary: The foundation of modern economics is Adam Smith’s “invisible hand.” As people make economic decisions in their own self-interest, it ultimately brings economic benefits to others. But the rise of modern information technology and ubiquitous mobile computing has made the invisible hand a lot more collaborative. Every year, millions of travelers who would have typically checked into a hotel are instead using Airbnb's marketplace to rent unused houses, apartments, and bedrooms for a better price — and a more unique experience. Billions more are saving time and money by ditching taxis for rides with services like Uber, Lyft, Didi, Go-Jek, and Ola. The Internet is exceptionally suited to aggregate supply and demand within an industry, and smartphones amplify the tremendous network effects that can be created.

-	Next Up: Experience Economy

5.	Sustainability (1.5% of Portfolio Fair Value as of 3/31/17):

-	Summary: The good news is that the world’s middle class will more than double to five billion over the next 15 years.[8] The bad news is that the strain this will put on the environment will be extreme, with wealthier people traveling more, consuming more, and using more electricity for everything — from air conditioning to lighting larger homes. Sustainability is not just green technology — it is water and wellness. There is no longer a debate between being “green” or “growing” — both are important. Water is even more precious, with California’s drought being a living example of how vital access to “blue gold” is for everything. Despite the prolonged slump in oil prices, Moore’s Law has taken effect with numerous sustainable technologies being able to compete on cost with dirty fossil fuels.

8 OECD (An Emerging Middle Class - Ongoing Reports)

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	14

6.4.2017

-	Next Up: “Mind, Body, Soul” — brands and value propositions at the intersection of sustainability, health & wellness, and mindfulness

Rigorous, Systematic NAV Process

We calculate NAV on a quarterly basis using a rigorous process that values every security in the portfolio. Key factors that drive the valuation process for each security include:

•	Recent institutional trades in the security where we have visibility on pricing

•	Institutional marks on positions (e.g., security is held by a mutual fund with public marks)

•	Valuations driven by new rounds of financing

•	Company performance

GSV Capital’s Board of Directors (the Board) also employs an outside independent valuation firm, Andersen Tax, to perform an appraisal of the portfolio and its corresponding NAV each quarter. The Board reviews the fair value as recommended by the investment team of GSV Asset Management, as well as the fair value as determined by Andersen Tax and, based on its review, determines the fair value of our investment portfolio.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	15

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GSV CAPITAL OPPORTUNITY

In 1994 Marc Andreessen co-founded Netscape, creating the Internet as we know it. Over the next 23 years — a period where Moore’s Law drove down the cost of computing, data storage, and broadband by 99% — internet access grew from 13.5 million people to 3.4 billion and smartphones went from science fiction to 2.6 billion users with 258 billion app downloads to date.9

Amazon was also launched in 1994, offering a novel way to purchase books while helping retailers like Target fulfill their fledgling online orders. At the time, Sears, once the largest retailer in the world, had a $16 billion market value.

Today, Sears is worth $1 billion, and it recently announced that it may have to file for bankruptcy to protect itself from creditors. Amazon is now valued at over $450 billion, with a platform that offers everything from same-day delivery to cloud computing infrastructure and award-winning digital content.

Sears wasn’t the only retailer to get steamrolled because it failed to capitalize on the digital tracks laid by pioneers like Netscape, Cisco, Apple, and Google. Over the last 10 years, Kohl’s, JCPenney, Nordstrom, Sears, Target, Macy’s and Best Buy have lost a combined $100 billion in market value.10

9 Deloitte (2016 Shift Index), KPCB (2017 Internet Trends Report), University of Virginia (1994 -2008: 14 Years of Web Statistics)

10 GSV Capital has no investments in Netscape, Amazon, Target, Sears, Cisco, Apple, Google, Kohl’s, JCPenney, Nordstrom, Macy’s or Best Buy.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	16

6.4.2017

Brick & Mortar Retailer Market Value (2006* vs Today)

Item	Market Value 2006		Market Value Today		% Change

	$28.4	B	$15.8	B	(44)%

	$18.1	B	$1.5	B	(92)%

	$24.2	B	$6.3	B	(74)%

	$24.2	B	$6.9	B	(71)%

	$12.4	B	$6.7	B	(46)%

	$27.8	B	$0.9	B	(97)%

	$51.3	B	$30	B	(42)%

	$17.5	B	$457.5	B	2,514%

*Peak Market Value 2006

Source: Yahoo Finance

Note: GSV Capital does not have an investment in the companies in this table

As department stores hemorrhage market value, jobs are departing. In fact, retailers like Macy’s, Nordstrom, and JCPenney have shed over 100,000 jobs since October 2016. To put that in perspective, that’s more than the total number of coal miners employed in the United States.11 The campaign trail rhetoric might evolve from the plight of the rust belt to the “fall of the mall” in 2020.

11 The Atlantic (The Silent Crisis of Retail Employment, 4/18/17)

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	17

6.4.2017

Steeper Value Creation Curve

Amazon’s meteoric rise — and the wake of disruption behind it — foreshadowed a new generation of digital businesses that are rapidly upending industries and creating unprecedented market value, seemingly overnight.

Uber12, for example, launched in 2009 as an app to request premium black cars in a few metropolitan areas. Co-founders Travis Kalanick and Garrett Camp hatched the idea on a snowy evening in Paris when they had trouble hailing a cab. Today the company reports that it has completed over 2 billion rides and is valued at over $67 billion.

Source: Pitchbook

Looking at its financing history, a period of rapid valuation appreciation followed Uber’s Series B financing, after it demonstrated the viability of its strategy and opportunity. Uber’s valuation increased 118x from its Series B financing to its Series E financing, including jumps of 10.7x (Series B to Series C), 4.9x (Series C to Series D), and 2.3x (Series D to Series E).

12 GSV Capital has no investment in Uber.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	18

6.4.2017

Airbnb13, launched a year before Uber, has applied a similar peer-to-peer marketplace model to the hotel industry with transformational results. The company has served over 160 million guests since inception across three million listings in 65,000 cities. Airbnb’s financing history also follows a similar pattern.

Source: Pitchbook

GSV Capital is focused on identifying and investing in venture-backed companies that have “crossed the chasm” of initial business risk and have the opportunity to generate scaled valuation growth before a potential IPO.

13 GSV Capital has no investment in Airbnb.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	19

6.4.2017

GSV Capital’s Power Alley

GSV Capital invested in Lyft’s Series D (April 2014) and Series E (March 2015) funding rounds, which valued the company at $950 million and $3.2 billion respectively, according to PitchBook. In April 2017, Lyft announced that it had completed a $500 million financing valuing the company at $7.5 billion.

Lyft’s valuation growth has been fueled by continued strong performance. In January, Lyft announced that it delivered 163 million rides in 2016, more than tripling its 2015 total. It has launched in over 100 new cities in 2017 to date, and in March the company reported that its growth was accelerating in every market across the country.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	20

6.4.2017

Source: Recode, Bloomberg

GSV Capital completed a $13.7 million purchase of Dropbox secondary shares at average price of $10.41 per share from November 2011 to September 2012, following an October 2011 Series B financing priced at $9.05 valuing the company at $4.6 billion, according to PitchBook. Dropbox subsequently completed a January 2014 Series C financing priced at $19.10 valuing the company at $10 billion according to PitchBook.

In January, Dropbox became the fastest Software-as-a-Service business to reach the $1 billion revenue run-rate milestone, according to a report by IDC. It hit the mark in eight years, beating SaaS leaders like Salesforce and Workday.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	21

6.4.2017

Source: Pitchbook

Impressively, CEO Drew Houston announced in April that the company had become profitable on an EBITDA basis. This follows a June 2016 announcement that Dropbox had achieved positive free cash flow. Today, Dropbox counts over 500 million users and 200,000 business customers – including a majority of Fortune 500 companies. Rarely have we seen a business operate with this combination of growth, profitability, and scale.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	22

6.4.2017

Snap’s financing and valuation trajectory has followed a similar pattern, although we established our initial position in the company at a later stage than we would typically target.

Source: Pitchbook

We believe that dramatic growth and value creation will increasingly occur in the private marketplace. But it’s not simply because “exponential businesses” are achieving scale more quickly than in years past. Investors used to have access to emerging, rapidly growing companies with big potential earlier in the life-cycle. Intel, for example, had a $53 million market capitalization at its IPO. Walmart had a $25 million market cap. Starbucks and Oracle had market caps of $220 million and $288 million, respectively.

Times have changed, and it’s a function of supply and demand.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	23

6.4.2017

Supply & Demand

Over the last 20 years, the number of U.S. publicly traded companies has declined approximately 50%, from 7,300 in 1997 to 3,700 today.14

One key factor is a dramatic decline in the supply of IPOs. From 1990 to 2000, there was an average of 406 IPOs in the United States per year. It dropped to 108 from 2001 to 2016. Central to the IPO decline is the fact that VC-backed private companies are staying private much longer. The time from initial Venture Capital investment to IPO has grown from a median of three years in 2000 to approximately ten years today.15

But given the rapid value creation taking place, VCs have continued to invest despite a weak IPO market for much of the past fifteen years. Since 2001, VCs have invested in an average of 3,500 companies per year, including 4,799 companies in 2016, according to PwC’s Q1 2017 MoneyTree report.

We estimate that there are over 2,000 VC-backed private companies with a market value of $100 million or greater. This new combination of fundamentals puts some context around the recent rise of “Unicorns,” a herd that has grown from one in 2000 to 200 today.16

Expanding corporate M&A activity is a parallel force that is compressing public markets. JPMorgan reports that global deal volume surpassed $3.9 trillion in 2016, tied for the third highest year on record. The top mark, which stands at $4.7 trillion, was set just a year earlier.

Today, U.S. corporate cash reserves have reached approximately $2.2 trillion and M&A focus is increasingly turning towards emerging technologies and disruptive business models. Leading technology companies, in particular, have continued to “roll up” the industry. Technology is all about disproportionate gains to the leader in a category, with “platforms” evolving rapidly, filling in category and product maps. From 2010 to 2016, the “Big 8” — Alphabet (Google), IBM, Facebook, Microsoft, Oracle, Cisco, Apple, and Amazon — completed approximately 480 acquisitions worth nearly $170 billion.

14 Credit Suisse

15 University of Florida (Professor Jay Ritter, Cordell Professor of Finance, 2016), National Venture Capital Association (NVCA)

16 CB Insights (as of 6/2/2017)

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	24

6.4.2017

The Big 8 of Tech M&A

Total M&A Transactions (480) + Disclosed Transaction Value ($170B), 2010-2016

Company	# M&As	Transaction Value*	Largest Transactions

	131	$22.6 Billion	Motorola ($12.0B), Nest ($3.2B), Waze ($966M)

	69	$12.9 Billion	The Weather Company ($2.3B), SoftLayer Technologies ($2.0B), Netezza ($1.7B)

	56	$25.2 Billion	WhatsApp ($20.1B), Oculus ($2.2B), Instagram ($1.0B)

	55	$54.8 Billion	LinkedIn ($29.3B), Skype ($9.3B), Infomatica ($5.8B)

	50	$35.8 Billion	Sun Microsystems ($8.3B), NetSuite ($7.1B), MICROS Systems ($5.2B)

	49	$10.0 Billion	Sourcefire ($2.4B), Jasper Technologies ($1.4B), Meraki ($1.2B)

	47	$6.0 Billion	Nortel Networks ($4.5B), Anobit Technologies ($400M), AuthenTec ($400M)

	23	$2.3 Billion	Twitch ($842M), Kiva Systems ($775M), Quidsi ($545M)

TOTAL	480	$169.7 Billion

Source: Capital IQ, GSV Asset Management

Note: GSV Capital has no investments in the above companies.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	25

6.4.2017

State of Play: Platform Arms Race

👍 - Leader/Competitive ⏳ - Emerging/Developing ❌ - Not Competitive/No Capability

	Alphabet (Google)	Apple	amazon	Facebook	Tencent	Microsoft	Samsung	Naspers	Alibaba.com
Phone	👍	👍	❌	❌	❌	⏳	👍	❌	⏳
Operating System	👍	👍	❌	❌	⏳	⏳	⏳	❌	⏳
App Store	👍	👍	⏳	⏳	👍	⏳	⏳	❌	❌
Home Delivery	👍	❌	👍	❌	⏳	❌	❌	⏳	👍
Automobiles	👍	❌	❌	❌	❌	❌	❌	❌	👍
Voice Automation	👍	👍	👍	❌	⏳	👍	👍	❌	❌
Social	👍	❌	❌	👍	👍	⏳	❌	⏳	❌
Music	👍	👍	⏳	❌	👍	❌	⏳	👍	❌
Education	👍	⏳	⏳	👍	👍	👍	⏳	⏳	❌
Fitness/Health	⏳	👍	❌	❌	⏳	⏳	👍	❌	❌
Content	❌	⏳	❌	👍	👍	❌	❌	👍	❌
Commerce	❌	❌	👍	⏳	👍	❌	❌	👍	👍
News	👍	⏳	❌	👍	👍	❌	❌	👍	❌
Messaging	👍	👍	❌	👍	👍	⏳	⏳	❌	❌
Collaboration	👍	⏳	❌	👍	👍	⏳	⏳	❌	❌
Robots	👍	❌	👍	❌	👍	❌	👍	❌	❌
Space	👍	❌	👍	❌	❌	❌	❌	❌	❌
Digital Wallet	⏳	👍	⏳	⏳	👍	⏳	⏳	👍	👍
AI	👍	⏳	👍	👍	👍	👍	⏳	❌	👍
Corporate VC Arm	👍	❌	👍	⏳	⏳	👍	👍	👍	👍
Accelerator	👍	👍	👍	👍	⏳	👍	👍	❌	👍
Digital Assistant	👍	👍	👍	⏳	❌	👍	⏳	❌	❌
Connected Home	👍	👍	👍	⏳	❌	⏳	👍	❌	👍
AR/VR	👍	❌	❌	👍	👍	👍	👍	❌	❌
Cloud Services	👍	👍	👍	⏳	👍	👍	⏳	❌	👍
Blockchain	❌	❌	❌	❌	❌	❌	❌	❌	❌
Big Data	👍	👍	👍	👍	👍	👍	❌	❌	👍

Source: GSV Asset Management Note: GSV Capital has no investments in the above companies.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	26

6.4.2017

Ultimately, like a society that is dying faster than new babies are born, we believe that public markets will continue to shrink and won’t reverse until it becomes more attractive to be a public company. As a consequence, interest in private company investments — particularly in emerging leaders backed by top VCs — will continue to intensify.

GSV Capital Tailwinds

Historically, leading portfolio positions with a runway to IPO have been a positive catalyst for our stock. In fact, GSV Capital traded at a premium to NAV in advance of high profile IPOs from Facebook and Twitter.

GSV Capital Stock Price vs. NAV: Facebook & Twitter IPOs

Source: Capital IQ

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	27

6.4.2017

We are encouraged by a 2017 IPO market that continues to signal investor demand for premier VC-backed growth companies. According to Renaissance Capital, just 102 U.S. companies went public in 2016 and only 40 were venture-backed. In fact, IPO proceeds from venture-backed companies dropped 90% from 2014 to 2016.

IPO Rebound

Source: Renaissance Capital

Through June 2, 2017, Renaissance Capital reports that there were 62 U.S. IPOs, representing an 82% increase over the same period last year. IPO proceeds through June 2, 2017, have surpassed $17.2 billion, which compares to $18.8 billion for the entire year in 2016.

There were 20 VC-backed IPOs in the first quarter of 2017, which generated more than $4.6 billion of proceeds. VC-backed IPOs generated just $3.5 billion for the entire year in 2016.17

Beyond the broader market activity, we were pleased to see a variety of publications issue 2017 IPO predictions between November 2016 and February 2017 that included top names in GSV Capital’s portfolio.

17 Renaissance Capital, GSViQ

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	28

6.4.2017

Pundits’ Picks: 2017 IPOs

Source: Predictions issued by the publications above between November 2016 and February 2017

Interestingly, in its “2017 Tech IPO Pipeline,” published in December 2016, CB Insights identified “Education & Training” and “HR & Workforce Management” as the top combined category for 2017 IPO candidates. We believe this aligns closely with GSV Capital’s top investment theme, Education Technology, which represented 36.6% of Portfolio Fair Value as of March 31, 2017.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	29

6.4.2017

2017 IPO Pipeline

Source: CB Insights

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	30

6.4.2017

APPENDIX A: GSV CAPITAL TOP 10 POSITIONS

Company Profiles

Position size and fair value as of March 31, 2017

Palantir	Page 32

Spotify	Page 33

Dropbox	Page 34

General Assembly	Page 35

JAMF	Page 36

Coursera	Page 37

Lytro	Page 38

Course Hero	Page 39

Ozy Media	Page 40

Chegg	Page 41

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	31

6.4.2017

Company Snapshot

GSVC Position (Fair Value):	Founded:
$39.1 million (14.4% of portfolio)	2004

NOTE: Palantir prohibits the communication of company information.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	32

6.4.2017

Company Snapshot

GSVC Position (Fair Value): $19.6 million (7.2% of portfolio)	Founded: 2006	Milestones: 150+ million active users; 50+ million subscribers
Other Investors: KPCB, Accel, Founders Fund, Fidelity, Goldman Sachs, DST Global, TCV	Competitors: Alphabet (YouTube), Apple (Apple Music), Pandora, SoundCloud, Deezer, Saavn, Musical.ly

Overview: Spotify is a freemium music streaming platform designed for mobile devices. Users can access a free, ad-supported experience, or pay a monthly subscription for Spotify’s premium offering.

GSVC THESIS

Consumer preferences have shifted from purchasing and downloading songs to “renting” (streaming) vast libraries of music that are available on mobile devices. Spotify pioneered the streaming music model and remains the premier brand in the category, with an expanding market share and a disproportionate following among Millennials.

GSVC 4Ps Analysis

People	Product	Potential	Predictability

Daniel Ek, Founder and CEO, is a lifelong entrepreneur, founding his first company at age 14. Previously he was CTO at Jajja Communications, CTO at Stardoll, and CEO of uTorrent, the world’s most popular BitTorrent client. Since its emergence as a leading music platform, Spotify has been able to recruit a seasoned executive team and high-demand engineers.	While the online music space is packed with competition, Spotify provides a differentiated product. A mobile-centric application that emphasizes sharing music, Spotify is both intuitive and innately social. The company has been able to drive deeper engagement by developing sophisticated algorithms to recommend music based on your preferences and your peers. Spotify users listen to 41 Artists per Week, up 40% from 2014, which is directly attributable to advances in the platform’s recommendation engine.	In March 2017, Spotify announced that it had surpassed 50 million paying subscribers, up from 40 million in September 2016 and 30 million in March 2016. We see tremendous potential growth both in the United States and abroad as access to smartphones and broadband continues to improve.	Remarkably, over 72% of Spotify users are Millennials according to Adweek, positioning the company for long-term subscription relationships coupled with continued growth. In June 2016, CEO Daniel Ek announced that Spotify now owns half of global streaming music spend with an expanding market share, despite recent competitive offerings from Apple, YouTube, and others.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	33

6.4.2017

Company Snapshot

GSVC Position (Fair Value): $17.1 million (6.3% of portfolio)	Founded: 2007	Milestones: 500+ million users uploading 1.2 billion files per day; 200,000 business customers
Other Investors: Sequoia, Accel, Benchmark, Index Ventures, IVP, Greylock, Goldman Sachs, Salesforce Ventures, T. Rowe Price, BlackRock	Competitors: Box, Google, Microsoft, Apple

Overview:

Dropbox is the leader in cloud-based digital file storage and device-agnostic sharing/syncing. Its service enables users to access and edit files from any device at any time. Frustrated by working from multiple computers, founder Drew Houston was inspired to create a service that would let people access their files anywhere, with no need for email attachments or sharing via physical media.

GSVC THESIS

As services and products continue their relentless “march to the cloud,” Dropbox is strongly positioned to both capture and accelerate this move, from individual consumers to entire enterprises. Dropbox is disrupting the file storage space by providing a best-in-class solution for users to easily share, edit, store, and access files from any device at any time. The company’s freemium model has proven to be a powerful driver of user growth, ultimately creating a massive barrier to entry for competitors.

GSVC 4Ps Analysis

People	Product	Potential	Predictability

Dropbox was founded in 2007 by CEO Drew Houston and Arash Ferdowsi. Prior to Dropbox, Houston founded Accolade, an online SAT prep course while he was a student at MIT. Dropbox’s Board includes Dr. Condoleezza Rice, Bob Mylod (former CEO of Priceline), Paul Jacobs (Chairman at Qualcomm), and Bryan Schreier (Partner at Sequoia).	Dropbox’s cloud-based platform enables people to securely save, share and sync files across multiple devices and users. Additionally, Dropbox for Business provides teams with enterprise collaboration and security features.	Dropbox’s popular consumer product, with over 500 million users, creates network effects for its enterprise business. Employees evangelize Dropbox in the workplace. Today, its customer base includes a majority of Fortune 500 companies. In January 2017, IDC reported that Dropbox became the fastest SaaS business to reach the $1 billion revenue run rate milestone, ahead of Salesforce and Workday.	Dropbox is building a formidable economic moat around its core business using a freemium model. As users hit a paywall, they trigger the option to pay for additional capacity. Given the proliferation of personal and enterprise content/data, we believe that Dropbox should continue to see growing demand from new and existing customers alike.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	34

6.4.2017

Company Snapshot

GSVC Position (Fair Value): $15.1 million (5.6% of portfolio)	Founded: 2011	Milestones: 40,000+ global alumni; 2,500+ hiring partners; 20 global campuses; Enterprise customers, including IBM, GE, Bloomberg, and JPMorgan, and Adobe
Other Investors: IVP, Maveron, Rethink Education, Jeff Bezos, Learn Capital	Competitors: Udacity, Flatiron School, Hack Reactor, Codecademy

Overview:

General Assembly (GA) enables people to quickly learn high-demand innovation economy skills, ranging from graphic design to data science and digital marketing.

GSVC THESIS

General Assembly is feeding the increasing global demand for demonstrable skills necessary for digital-age jobs, which extends to millions of learners worldwide. GA has created an education model and brand that can be scaled globally — for both individual learners and corporate partners.

GSVC 4Ps Analysis

People	Product	Potential	Predictability

Co-Founder and CEO Jake Schwartz is a former Entrepreneur-in-Residence at Associated Partners (PE fund backed by Goldman Sachs) and was named an Ernst & Young Entrepreneur of the Year. Co-Founder and Executive Chairman Adam Pritzker is the CEO of Assembled Brands and has been featured in both Forbes and Inc. Magazine’s 30 under 30.	General Assembly courses are delivered by respected practitioners in a blend of on-site and digital formats. Focus areas include emerging technologies and business skills, including Coding, Digital Marketing, Data Science, Graphic Design, and Product Management. Offerings range from immersive full-time courses (10+ weeks), to weekend workshops and digital on-demand resources.	General Assembly has the opportunity to build the largest and most valuable global talent community, transforming companies and industries. Today GA’s network includes over 40,000 global alumni, 100 corporate customers, 2,500 hiring partners, and 20 global campuses.	General Assembly has demonstrated strong efficacy in both customer acquisition and learner satisfaction, which bodes well for financial visibility and long-term viability. Graduation from GA means getting a job — 99% of GA's full-time graduates are hired within 180 days of starting their job search. Enterprise customers, including IBM, GE, and JPMorgan add further predictability to the model.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	35

6.4.2017

Company Snapshot

GSVC Position (Fair Value): $14.9 million (5.5% of portfolio)	Founded: 2002	Milestones: 10,000+ global customers with 7+ million Apple devices; $110+ million 2016 billings; Named to Deloitte Technology Fast 500 for 3rd consecutive year
Other Investors: Summit Partners	Competitors: Cisco, VMware

Overview:

JAMF is the leading enterprise IT management platform for Apple products serving businesses, education institutions, and government organizations.

GSVC THESIS

As organizations increasingly enable employees to pick their own technology devices, Apple products are increasingly moving into the workplace. JAMF is the first-mover in the Apple IT device management market, capitalizing on the twin tailwinds of employee choice and Apple brand affinity. Its suite of products and services represents the largest pure play in the space.

GSVC 4Ps Analysis

People	Product	Potential	Predictability

Co-founders Zach Halmstad and Chip Pearson launched JAMF following extensive careers in enterprise IT management. Today, the company is led by Dean Hager (CEO), a 25-year software executive who previously served as the CEO of Kroll Ontrack, a leading provider of data recovery solutions. Earlier in his career, Hager earned four U.S. patents at IBM.	JAMF provides a suite of enterprise IT software and services enabling organizations to deploy and manage Apple products across a full lifecycle — from implementation, to training, support, security, upgrades, and replacement. In 2016, JAMF partnered with IBM to roll out the world’s largest enterprise Mac deployment.	JAMF added 3,200 new customers in 2016, expanding its customer base nearly 50% year-over-year. Billings grew 38% from 2015 to 2016, surpassing $110 million. Looking ahead, we believe that JAMF is building the dominant franchise in next-generation enterprise IT, with opportunities to broaden its customer base and mix while evolving its solution to address rapidly changing technology fundamentals.	JAMF serves over 10,000 global customers while maintaining a 95% retention rate. Enterprises love the product because it simplifies time-consuming IT tasks, maximizes key Apple features, and delights end users. JAMF counts 19 of the top 25 most valuable global brands as customers, eight of the world’s top 10 technology companies, and over 5,000 education institutions.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	36

6.4.2017

Company Snapshot

GSVC Position (Fair Value): $14.5 million (5.4% of portfolio)	Founded: 2012	Milestones: 25+ million users; 2,000+ courses; 149 university partners; 180+ specializations; 4 accredited degrees
Other Investors: KPCB, NEA, International Finance Corporation (IFC), Laureate Education, Learn Capital, Times of India	Competitors: edX, Udacity, NovoED

Overview:

Coursera is the leading global education platform, serving over 25 million users with more than 2,000 courses from premier university partners, including Stanford, Yale, Princeton, the University of Pennsylvania, Peking University, the Moscow Institute of Physics & Technology, and Hebrew University.

GSVC THESIS

Coursera is capitalizing on the convergence of increasing global education demand with new technology fundamentals that enable people to learn anytime, anywhere. The twin forces of globalization and automation are making career obsolescence a new reality. You can no longer fill up your knowledge tank until age 25 and drive off through life. Effective workers will be refilling their “knowledge tank” continuously. In this new paradigm, education technology platforms like Coursera will be like air — invisible, ubiquitous, and life-sustaining. Living will be learning.

GSVC 4Ps Analysis

People	Product	Potential	Predictability

Coursera’s CEO, Rick Levin, is the former president of Yale University. Co-Founders Andrew Ng and Daphne Koller are Stanford Computer Science professors. Ng is the former Chief Scientist of Baidu, China’s leading search engine. COO Lila Ibrahim was formerly a partner at KPCB and Chief of Staff to the CEO of Intel. Board members include John Doerr (Chairman, KPCB) and Scott Sandell (Managing Partner, NEA).	Coursera marries the best content from leading universities with an exceptional digital platform to deliver a highly engaging learning experience. Courses include short videos, embedded quizzes, auto-graded assignments, peer-to-peer collaboration, and capstone projects. The company uses advanced data analytics to constantly refine the user experience and recommend new courses.	Coursera has the potential to democratize global access to high quality education with affordable certificates from leading academic institutions and accredited degrees for $20,000. Over two-thirds of its students live outside the United States. Coursera is positioned to become the leading platform for online learning, with a massive user base and a significant share of the higher-education and lifelong-learning market.	Coursera’s model is driven by the convergence of increasing global education demand with technology-enabled access to high-value, online learning resources produced by the world’s leading academic institutions. Enterprise customers — including IBM, BNY Mellon, Boston Consulting Group, and L’Oreal — complement Coursera’s consumer offering.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	37

6.4.2017

Company Snapshot

GSVC Position (Fair Value): $10.9 million (4.0% of portfolio)	Founded: 2006	Milestones: Lytro content featured at Cannes & Tribeca Film Festival in 2017
Other Investors: Andreessen Horowitz, NEA, and Greylock Partners

Competitors:

Lytro is defining the Light Field Imaging category with a proprietary technology. “Competitors” today are traditional content studios (e.g., Disney, Fox, Paramount, Universal, Sony/Columbia) using legacy technology platforms.

Overview:

Lytro’s technology platform makes “real world” images behave like computer graphics, dramatically reducing the cost of content creation (e.g., movies). Looking ahead, Lytro’s platform is positioned to become the definitive enabling technology for the Augmented and Virtual Reality (AR/VR) industry.

GSVC THESIS

Lytro’s pioneering Light Field Imaging platform is redefining the way images are captured and created across a broad range of applications — from traditional filmmaking to Augmented and Virtual Reality. Combining a pioneering technology with an attractive Software-as-a-Service (SaaS) business model, we see Lytro as software “eating” cameras and imaging.

GSVC 4Ps Analysis

People	Product	Potential	Predictability

Jason Rosenthal is the CEO of Lytro, where he applies more than 20 years of operations and product experience. Prior to joining Lytro, Jason was an Operating Executive at Silver Lake, a global technology investment firm. Previously, Rosenthal was CEO of Ning, which was acquired by Glam Media.	Lytro’s Light Field Imaging technology enables the capture of three-dimensional models of physical environments, making “real world” images behave more like computer graphics. This gives content creators unprecedented design capabilities and flexibility while dramatically reducing production costs. It also streamlines the creation of AR/VR content.	Dolby created the standard for how audio is implemented in movies and consumer devices. Adobe took the world from a predominantly analog view of media to digital. Lytro is positioned to become the fundamental enabling technology for the AR/VR medium — a market that Goldman Sachs has projected to surpass $80 billion by 2025.	Lytro offers a suite of content capture and design tools through a recurring revenue, SaaS model. It’s a story of better, faster, and cheaper. Looking ahead, Lytro will effectively sell “picks and shovels” to AR/VR “miners,” avoiding the commoditization risks borne by consumer technology companies and the cyclical risks facing content creators (e.g., movie studios, video game creators).

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	38

6.4.2017

Company Snapshot

GSVC Position (Fair Value): $10.5 million (3.9% of portfolio)	Founded: 2006	Milestones: 5M+ users; 14M+ educational resources (course-specific notes, study guides, and practice tests); 11K+ schools
Other Investors: Maveron, SV Angel, Great Oaks Venture Capital, Interplay Ventures, IDG Ventures	Competitors: Tutors.com, Chegg, Wyzant

Overview:

Course Hero is a peer-to-peer marketplace for educational resources and expert tutors.

GSVC THESIS

Course Hero’s marketplace for student-created educational resources and tutors is harnessing the same network effects that have propelled peer-to-peer marketplaces like Lyft, Uber, and Airbnb.

GSVC 4Ps Analysis

People	Product	Potential	Predictability

CEO Andrew Grauer founded Course Hero in his Cornell University dorm room to address a market gap in student knowledge-sharing.	Course Hero is a subscription-based, peer-to-peer marketplace for educational resources and expert tutors, serving high school and college students. It offers millions of user-created, crowdsourced notes, study guides, flash cards, practice tests, and more — tagged to specific courses at high schools and colleges around the world.	We believe that students will increasingly opt to purchase learning resources and tutoring services from their peers as these resources become available through an affordable, on-demand platform. Course Hero has the potential to be the world’s leading peer-to-peer education marketplace, unlocking the scale and value demonstrated by comparable models applied to transportation, lodging, and financial services.	Course Hero’s business model is supported by the twin tailwinds of marketplace network effects (each new buyer makes the platform more valuable for sellers, and vice-versa) and increasing consumer preference for on-demand, unbundled digital education resources.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	39

6.4.2017

Company Snapshot

GSVC Position (Fair Value): $10.5 million (3.9% of portfolio)	Founded: 2012	Milestones: 25+ million monthly audience; Successful 2016 launch of TV series with PBS; Content partnerships with the New York Times, Wired, TED, and USA Today
Other Investors: Axel Springer, Emerson Collective, SV Angel	Competitors: Vice Media, Quartz (The Atlantic), Vox, New York Times, Mic

Overview:

OZY is a next generation multi-channel media business that delivers information about what’s new and next to more than 25 million people per month — an audience larger than The Economist, The New Yorker, or Politico.

GSVC THESIS

As the traditional media industry races to reinvent itself, transitioning from print to digital, an opportunity is emerging to create more compelling content alternatives. OZY is focused on the people, ideas, products and trends that mainstream outlets haven’t gotten to yet. Globally minded, flavorfully written, and design-centric, OZY is where people go to get smarter, sooner.

GSVC 4Ps Analysis

People	Product	Potential	Predictability

OZY co-founder and CEO Carlos Watson is an Emmy award-winning journalist, with previous roles as a CNN political commentator and MSNBC news anchor. He is a graduate of Harvard University and Stanford Law School and held various roles at McKinsey and Goldman Sachs before launching his media career.	OZY has developed a multi-channel digital media platform based on a three-legged stool — [1] News & Magazine Content (e.g. Presidential Daily Brief, Articles/Profiles, Original Videos), [2] Events (e.g., OZY Fest), and; [3] TV (e.g., “16 for ’16,” an original series focused on dramatic U.S. presidential campaigns created in partnership with PBS).	OZY is creating a powerful new media brand focused on premium, forward-looking content. Multi-billion dollar valuations for platforms like Vice and Buzzfeed have signaled a transition to next-generation media platforms and OZY is developing a distinct and trusted brand with an audience of more than 25 million — already surpassing The Economist, The New Yorker, and Politico.	OZY’s multi-dimensional platform unlocks complimentary revenue streams across, digital properties, events, and TV. Beyond traditional sponsorship and display advertising, OZY works with leading brands to create premium videos, curated and co-branded content, as well as joint social media and email marketing campaigns.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	40

6.4.2017

Company Snapshot

GSVC Position (Fair Value): $10.0 million (3.7% of portfolio)	Founded: 2005	Milestones: 40+ million users; 1.5+ million Chegg Service subscribers; 175+ subjects tutored
Other Investors: Public Company (Pre-IPO investors include KPCB, Foundation Capital, Insight Venture Partners, Pinnacle Ventures, Primera Capital)	Competitors: Course Hero, Tutors.com, Slater, Wyzant, Amazon

Overview:

Chegg is transforming the way millions of students learn by connecting them to the people and tools needed to succeed from high school to college and the workforce.

GSVC THESIS

Chegg is a hub for students to learn more, spend less, and find meaningful college and career opportunities. Just as Facebook uses data to optimize communication and collaboration through a “Social Graph,” Chegg’s “Student Graph” uses data to network students with learning resources and potential employers.

GSVC 4Ps Analysis

People	Product	Potential	Predictability

CEO Dan Rosensweig is the former COO of Yahoo and CEO of Guitar Hero. Andrew Brown (CFO) has over 10 years of experience as public company CFO, most recently at Palm. Esther Lem (CMO) is a former Unilever VP. Chief Product Officer Chuck Geiger is the former CTO of PayPal and Travelocity.	Chegg is a connected learning platform that helps students find the right college, access on demand academic resources (e.g., Virtual Tutors, Digital Learning Resources, etc.), and secure relevant internships and job opportunities.	Chegg’s powerful student network is disrupting old models for cost and access in education. By helping people learn more, spend less, and find opportunities, Chegg is emerging as the central hub for 21st century learning.	Chegg has built a loyal network of millions of users and paying customers. Network growth is propelled by access to high- quality, low-cost digital learning resources that empower students to learn on their terms.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	41

6.4.2017

APPENDIX B: GSV CAPITAL TEAM

Michael Moe, Chairman, CEO & Chief Investment Officer, GSV Capital

-      Founder & CEO, GSV Asset Management

-      Co-Founder, Chairman & CEO, ThinkEquity Partners (2001-2008)

-      Head of Global Growth Research, Merrill Lynch (1998-2001)

-      Head of Growth Research and Strategy, Montgomery Securities (1995-1998)

-      B.A., University of Minnesota (1985)

-      Previously Named to the “All-America Research Team” by Institutional Investor and Awarded “Best on the Street” by the Wall Street Journal

-      Author of Finding the Next Starbucks, a Business Best-Seller (Three Printings in Five Languages)

Mark Flynn, President, GSV Capital

-      Co-Managing Partner, GSV Asset Management

-      Managing Partner, Trilogy Capital Partners (1998-2012)

-      Managing Partner + Head of Software Banking, Salomon Brothers

-      BA, St. John’s University (1978)

-      MBA, Harvard University (1984)

William Tanona, Chief Financial Officer, GSV Capital

-      Partner, GSV Asset Management

-      Managing Director, Fortress Investment Group (2011-2014)

-      Managing Director, UBS AG, (2010-2011)

-      Vice President, Goldman Sachs (2005-2009)

-      Vice President & Head of Capital Markets Research, JPMorgan (1998-2005)

-      BS, Villanova University (1996)

Luben Pampoulov, Co-Portfolio Manager, GSV Capital - Co-Founder & Partner, GSV Asset Management - Analyst, ThinkEquity Partners (2006-2008) - BA, UCLA (2006)

Nicholas Franco, Vice President, GSV Asset Management - Associate, GSV Asset Management (2014-2015) - Vice President, ConnectEDU (2009-2014) - BA, Johns Hopkins University (2006)

Li Jiang, Vice President, GSV Asset Management - Associate, GSV Asset Management (2012-2015) - Analyst, William Blair (2010-2012) - BA, Northwestern University (2010)

Suzee Han, Analyst, GSV Asset Management - BA, Northwestern University (2015)

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	42

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APPENDIX C: GSV CAPITAL INVESTMENT PROCESS

GSVC’s research and investment process is structured to accomplish the identification of large, open-ended growth opportunities as well as individual companies that possess the critical elements necessary to capture meaningful market share in these opportunities.

Our top-down perspective focuses on the intersection of Megatrends (technological, economic, and social forces that disrupt the status quo) across growth sectors of the economy to identify game-changing businesses with innovative technologies and services. We’re looking for large, open-ended growth opportunities as well as individual companies that possess the critical elements necessary to capture meaningful market share in these opportunities.

GSVC’s bottom-up analysis is centered on the Four Ps — People, Product, Potential, and Predictability — an objective framework to assess a company’s potential to realize sustained long-term growth resulting from market Megatrends.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	43

6.4.2017

GSV Capital’s 10 Commandments

GSVC’s 10 Commandments are embedded in our investment process. These simple principles provide the foundation of our investment framework:

1.	Be right on the fundamentals. Earnings growth drives long-term value creation. There is essentially a 100% correlation between how a company does and how it is valued over time. Focus on the fastest-growing companies.

2.	Be proactive, not reactive. Looking ahead and anticipating where the world is going is how we catch winners early on. Try to predict tomorrow’s headlines as opposed to reacting to what is in today’s.

3.	Be rigorous, but don’t have rigor mortis. Looking at the balance sheet to make sure a company has enough cash to support your “blink” decision is important, but it is possible to overanalyze opportunities. The best investments are often intuitive.

4.	When wrong, admit it. The best investors are wrong a lot. The worst thing to do is rationalize a mistake. Be intellectually honest. Make decisions based on current facts, not what you thought to begin with.

5.	The cockroach theory: You seldom find just one cockroach in the kitchen. Likewise, if you find a problem at a growth company, there are always more behind it. It is rarely a one-quarter issue.

6.	Investment ideas are about information and insight. Information is valuable if it is proprietary. Insight is valuable if we know what that information means.

7.	The Four Ps (People, Product, Potential + Predictability) are key for any successful growth company. The first “P”, People, is the most important.

8.	Use five independent sources for each company you invest in. If possible, have a regular dialogue with the company’s management team, but remember that they will always see the glass as being half-full.

9.	Find the three key reasons for the company to achieve our expectations and objectives. In addition, identify near-term catalysts for performance changes. Maintaining a thesis for why you own the company is key.

10.	Be passionate about investing but dispassionate about the investment. We need to fight hard for our management teams, but also make decisions that are based on the current realities.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	44

6.4.2017

Megatrend Analysis + Investment Themes

GSVC’s 10 Commandments create a consistent framework to cement our philosophy and are integrated into everything that we do. We then start with a top-down view of each growth sector to determine how Megatrends and industry drivers are influencing the potential of an industry. From that top-down approach, we create investment themes, which are where we focus our research and resources.

GSV Capital Megatrends + Investment Themes

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	45

6.4.2017

The nature of Megatrends is that they are relatively slow to develop, driven by bottom-up “local” events that slowly gain in critical mass until they come to define large-scale and pervasive change. Identifying new trends is always difficult.

But only by continuing to look for the forces that shape the world’s trajectory — and how those forces will impact key sectors — is it possible to capitalize on opportunities and catalyze change.

For example, the Internet Age, which was born with the commercialization of Netscape Navigator, is only 20 years old. But it has already reshaped virtually every industry. Virtual networks connecting over three billion people define the ways we communicate, collaborate, shop, enjoy entertainment, and learn. Broad Megatrends that are transforming the world as we know it include Globalization, the Mobile Internet, and Sustainability.

The Four Ps

Next, we strive to identify and track the key companies within the themes we have identified. We evaluate investment opportunities through a lens that combines the Megatrends that we highlighted with company-specific attributes — an approach we call the “4 Ps”.

The first “P” is for “People” and it is the most important “P” by far. There is no shortage of interesting ideas, but it’s always the TEAM’s ability to execute against the opportunity that determines success or failure. Our experience is that “winners” find a way to win and attract other winners.

The Second “P” stands for “Product.” We want to support companies that are leaders in what they do, have a proprietary product or service, or better yet, a “one-of-a-kind” type of business. Said another way, a company needs to have a claim to fame. “Me too” enterprises are of no interest to us.

Technology, in general, and the Internet, in particular, are all about disproportionate gains to the leader in a category. We want to back businesses that not only survive, but thrive, during their corporate evolution.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	46

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The Third “P” is for “Potential” — how big can the company become? Determining total future market potential is a pillar of our research. Megatrends influence our analysis as they provide “tailwinds” to accelerate growth. Often, the companies with the most potential are where the biggest problems are —the bigger the problem, the bigger the opportunity.

GSV Capital’s “4Ps” Analytical Framework

People Organizations led by strong management teams with in-depth operational focus	Product Leading product or service

Potential Large addressable markets and scalable impact	Predictability Business model lends itself to high and visible growth

The last “P” is for “Predictability” — how visible is the company’s growth and what kind of operating leverage does it get with scale? For most new enterprises, having any degree of confidence in the forecast is a challenge. But we are looking for business models that create predictability, whether it’s through recurring revenue or a clear articulation of operating metrics that drive the business.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	47

6.4.2017

Disciplined Valuation Approach + Selection Process

After we rate the companies within our investment themes, we have a disciplined valuation approach based on growth potential and future prospects.

Disciplined Valuation Approach

Fundamental Analysis:

•      Proprietary company “Fact Finder” developed over the past 20 years

•      Systematic framework for analyzing dynamic growth companies

•      Megatrends analysis

•      Four Ps (People, Product, Potential, Predictability)

Financial Analysis:

•      Proprietary growth analysis

•      Forward Model: Income statement, balance sheet + cash flow projections

•      Breakeven analysis

•      Capital Structure

Management Team Analysis:

•      Deep, forensic People
analysis

•      References including
customers, CEOs + investors

•      Leverage broad sector relationships across
GSVAM’s proprietary
ecosystem

Returns Analysis:

•      DCF

•      Comparables

•      IRR

•      Exit scenarios

•      Follow-on financings

•      Deal Structure

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	48

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Investment Selection Process

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	49

6.4.2017

APPENDIX D: FULL SCHEDULE OF GSV CAPITAL’S 2016 INVESTMENTS

Fundings by Portfolio Company (Industry)	Quarter ended March 31, 2016	Quarter ended June 30, 2016	Quarter ended September 30, 2016	Quarter ended December 31, 2016	Total for the Fisical Year ended December 31, 2016
Beamreach Solar, Inc. (f/k/a Solexel, Inc.) (Solar Power)	$—	$—	$—	$250,000	$250,000
Curious.com Inc. (Online Education)	2,000,003	—	—	—	2,000,003
Fullbridge, Inc. (Business Education)	1,000,000	—	—	—	1,000,000
Lytro. Inc. (Light Field Imaging Platform)	2,500,001	—	500,001	—	3,000,002
NestGSV, Inc. (d/b/a GSV Labs, Inc.) (Global Innovation Platform)	500,000	500,000	—	526,000	1,526,000
Ozy Media, Inc. (Digital Media Platform)	—	—	2,000,000	—	2,000,000
Snap Inc, (f/k/a Snapchat. Inc,) (Social Communication)	—	3,999,990	—	—	3,999,990
Capitalized Fees	5,947	8,160	5,720	7,520	27,347
Total Gross Payments	$6,005,951	$4,508,150	$2,505,721	$783,520	$13,803,342

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	50

6.4.2017

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein.

Statements included herein may constitute “forward-looking statements” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Please see the section entitled “Forward-Looking Statements” on page 51 of this letter. This letter is not an offer to sell any securities of GSV Capital and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.	51